SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934
                            (Amendment No. 1)




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Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 240.14a-12



                   MICRONETICS, INC.
-----------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)


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                  MICRONETICS, INC.
                (a Delaware corporation)

             Notice of 2004 Annual Meeting
                of Shareholders to be held
        at 11:00 A.M. on October 21, 2004


To the Shareholders of
MICRONETICS, INC.:


NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders (the "Meeting") of MICRONETICS, INC. (the "Company") will be held on October 21, 2004 at 11:00 A.M. at the offices of Kalin Levine Weinberg LLC, 494 Eighth Avenue, Suite 800, New York, NY 10001 to consider and vote on the following matters described under the corresponding numbers in the attached Proxy
Statement:

1. To elect four directors;

2. To ratify the appointment of Goldstein Golub Kessler LLP as the Company's independent registered public accounting firm for its fiscal year ending March 31, 2005; and

3. To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed September 2, 2004 at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from September 21, 2004 until the Meeting at the offices of the Company. The list will also be available at the Meeting.

Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                             By Order of the Board of Directors
                             /S/Donna Hillsgrove

Date: September 15, 2004     Donna Hillsgrove, Secretary

Request for additional copies of proxy material and the Company's Annual Report for its fiscal year ended March 31, 2004 should be addressed to Shareholder Relations, Micronetics, Inc., 26 Hampshire Drive, Hudson, NH 03051. This material will be furnished without charge to any shareholder requesting it.


                MICRONETICS, INC.
                  26 Hampshire Drive
                Hudson, NH 03051


                Proxy Statement

The enclosed proxy is solicited by the management of Micronetics, Inc. (the "Company") in connection with the 2004 Annual Meeting of Shareholders (the "Meeting") to be held on October 21, 2004 at 11:00 A.M. at the offices of Kalin Levine Weinberg LLC, 494 Eighth Avenue, Suite 800, New York, NY 10001 and any adjournment thereof. The Board of Directors of the Company (the "Board of Directors") has set September 2, 2004 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

The proxy will be voted in accordance with your directions as to:

(1) The election of the four persons listed herein as directors of the Company;

(2) The ratification of the appointment of Goldstein
Golub Kessler LLP ("GGK") as the Company's independent registered public accounting firm for its fiscal year ending March 31, 2005; and

(3) The transaction of such other business as may properly come before the Meeting.

In the absence of direction, the proxy will be voted in favor of management's proposals.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended March 31, 2004 (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

Only shareholders of record of the Company's 4,387,606 shares of Common Stock (the "Common Stock") outstanding at the close of business on September 2, 2004 will be entitled to vote.

Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of the Common Stock represented in person or by proxy at the Meeting will constitute a quorum at the Meeting. All shares of the Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter. The Proxy Statement, the attached Notice of Meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about September 10, 2004. The Company's principal executive offices are located at 26 Hampshire Drive, Hudson, NH 03051 and its telephone number at that location is (603) 883-2900.


PROPOSAL 1

ELECTION OF DIRECTORS

The Company's by-laws require the Company to have at least three and no more than six directors. The number of directors is set by the Board and was increased from three to four on September 9, 2004. In order to fill the vacancy, the Board appointed Gerald Y. Hattori to hold office until the Meeting and until his successor is elected and qualifies.

At the Meeting, due to the increase in the number of members of the Board, four directors are to be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon, each to hold office until the next Annual Meeting of Shareholders and until his respective successor is elected and qualifies. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:

(1) David Siegel
(2) Emanuel Kramer
(3) David Robbins
(4) Gerald Y. Hattori

Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

The following table sets forth certain information as to the persons nominated for election as directors of the Company at the
Meeting:


                            Position with              Director
Name               Age      the Company                Since
----               ---      -------------              -----------

David Siegel       76      Director                    April 1987


Emanuel Kramer     57      Director                    November 2002


David Robbins      39     Chief Executive Officer,     August 2003
                          President and Director

Gerald Y. Hattori  52     Director                     September 2004


Mr. David Siegel has been a director of the Company since
April 1987. Mr. Siegel is presently Chairman of the Board of Directors of Surge Components, Inc. a distributor of passive electronic components. In addition Mr. Siegel has been a director since 1985 and a member of the compensation committee of Nu Horizons, Inc. a distributor of electronic components. In addition, Mr. Siegel was a director and a member of the compensation committee of Kent Electronics for ten years. Mr. Siegel has also been vice president of Great American Electronics since 1983.

Mr. Emanuel Kramer has been a director of the Company since November 2002. Mr. Kramer, since August 2002, has been Director of Database Management at B&H Photo Video, located in New York, NY. Until August 2002, for the previous 26 years, Mr. Kramer was a Project Manager for Management Information Systems for the City of New York Human Resources Administration.

Mr. David Robbins was appointed President, Chief Executive Officer and a director of the Company in August 2003 upon the death of Richard S. Kalin, the Company's former Chief Executive Officer, President and Chairman of the Board. Mr. Robbins was appointed Senior Vice President of the Company's Defense Electronics Group in March 1999. He has been employed by the Company in various capacities since February 1992.

Mr. Gerald Y. Hattori was appointed director in September
2004. In 2000, Mr. Hattori founded Evolution Management, Inc., a business advisory and strategic planning consulting firm, where he is currently employed. From February 1999 until July 2000, Mr. Hattori was Vice-President and Chief Financial Officer, Treasurer and Secretary of Airnet Communications Corporation, a publicly-traded company which manufactures wireless telecommunications infrastructure equipment. Mr. Hattori has been a member of the Board of Directors of Airnet Communications since February 2003. From September 1996 until February 1999, Mr. Hattori was Vice President of Finance, Chief Financial Officer and Treasurer of Nexar Technologies, Inc., a personal computer manufacturer which filed for bankruptcy protection in December 1998.

Directors serve until the next Annual Meeting of shareholders or until their respective successors are elected and qualified.

During the Company's fiscal year ended March 31, 2004
("Fiscal 2004"), the Board of Directors held three meetings and acted ten times by unanimous consent. During Fiscal 2004, each director attended each meeting. All of the Board of Director members attended the Company's 2003 Annual Meeting of Shareholders and the Company expects that all of the Board members will attend the Meeting.


OTHER EXECUTIVE OFFICERS

Mr. Dennis Dow, 54, was appointed Vice President, Finance of the Company, in June 2002. He has been employed by the Company since February 2001. Prior to that time, he was Controller and Director of Financial Operations at Light Machines Corp. Prior to that time, he was a Finance Manager at Digital Equipment Corporation for 12 years.

Ms. Donna Hillsgrove, 55, was appointed Secretary and
Treasurer of the Company in January 1994. Prior to that time, she was Controller of the Company. She has been employed by the Company since April 1992.

Mr. Stuart Bernstein, 46, was appointed Vice President of
VCO Products in April 2000. Prior to that time, he was Vice
President of Delean, Inc.'s VCO Products Group. Since 1990 until
September 1999, he was employed by the Company in various capacities.

Mr. Floyd Parin, 61, has been President of Microwave and Video Systems Inc. ("MVS"), a wholly-owned subsidiary of the Company, since the date of its acquisition by the Company in January 1999. Mr. Parin was the President of MVS since 1994.

Mr. Donald Kilduff, 69, has been Vice President and General Manager of Enon Microwave, Inc. ("Enon"), a wholly-owned subsidiary of the Company, since the date of its acquisition by the Company in March 2002. He held a similar position prior to the Company's acquisition of Enon for more than five years.

Mr. Anthony Pospishil, 45, has been Vice President and General Manager of Microwave Concepts, Inc. ("Micro-Con"), a wholly-owned subsidiary of the Company, since the date of its acquisition by the Company in January 2003. He has been the President of the predecessor company prior to the Company's acquisition of Micro-Con, since May 1997.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
1934

Section 16(a) of Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 2004 all executive officers, directors and owners of ten percent of the outstanding shares of Common Stock complied with all applicable filing requirements.


COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Audit Committee. The Board of Directors does not have a Compensation Committee or a Nominating Committee and performs the functions of a Compensation Committee and a Nominating Committee itself.


DIRECTOR CANDIDATES

The process followed by the Board of Directors to identify and evaluate director candidates includes requests to Board of Director members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by the Board of Directors.

In considering whether to recommend any particular candidate for inclusion in the Board of Directors slate of recommended director nominees, the Board of Directors applies criteria such as the candidate's integrity, business acumen, knowledge of the Company's business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to the Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company's Common Stock for at least a year as of the date such recommendation is made, to Micronetics, Inc., Shareholder Relations, c/o Corporate Secretary, 26 Hampshire Drive, Hudson, NH 03051. Assuming that appropriate biographical and background material has been provided on a timely basis, the Board of Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.


CODE OF CONDUCT AND ETHICS

Micronetics has adopted a Code of Conduct and Ethics applicable to its directors, officers and employees including its principal executive, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of Micronetics' Code of Conduct and Ethics is available on Micronetics' website www.micronetics.com. Micronetics intends to post amendments to or waivers from its Code of Conduct and Ethics (to the extent applicable to its Chief Executive Officer, Chief Financial Officer or principal accounting officer) on its website. Micronetics' website is not part of this proxy statement.


AUDIT COMMITTEE

The primary functions of the Audit Committee of the Company
(the "Audit Committee") are to select or to recommend to the Board of Directors the selection of outside auditors; to monitor the Company's relationships with the Company's outside auditors and their interaction with the Company's management in order to ensure their independence and objectivity; to review, and to assess the scope and quality of the Company's outside auditors' services, including the audit of the Company's annual financial statements; to review the Company's financial management and accounting procedures; to review the Company's financial statements with the Company's management and outside auditors; and to monitor management's compliance with applicable legal requirements and ethical standards.

Messrs. Siegel and Kramer are the current members of the Audit Committee and are each "independent," as that term is defined in Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules. During Fiscal 2004, the Audit Committee met four times. The Board of Directors has determined that Mr.
Siegel is an "audit committee financial expert" as defined in
Item 401(e) of Regulation S-B. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is filed as Appendix A to the Company's Proxy Statement for its fiscal year ended March 31, 2003. A copy of such charter is also available on the Company's website, www.Micronetics.com .


COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company encourages shareholder communications with the Board of Directors. Interested persons may directly contact any individual member of the Board of Directors as follows: Mr. Siegel at info@ga-elect.com; Mr. Kramer at mendelk@bhphotovideo. com; Mr. Robbins at drobbins@micronetics.com; and Mr. Hattori at ghattori@evolution-management.com.


AUDIT COMMITTEE REPORT

The Audit Committee consists of independent directors, all of whom meet the independence and experience requirements of NASDAQ Marketplace Rule 4200(a)(15). The Audit Committee's responsibilities are as described in a written charter adopted by the Board, which is attached as Appendix A to this Proxy
Statement.

The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2004 with management and with the Company's independent registered public accounting firm, GGK. The Audit Committee has discussed with GGK the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from GGK required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with GGK its independence. Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2004 be included in the Company's Annual Report on Form 10-KSB for Fiscal 2004 for filing with the Commission.

Submitted by the members of the Audit Committee:

David Siegel
Emanuel Kramer



AUDIT FEES; FINANCIAL INFORMATION SYSTEMS DESIGN AND
IMPLEMENTATION FEES; ALL OTHER FEES

Audit fees billed to the Company during Fiscal 2004 to audit the Company's annual financial statements and to review those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $50,000. The Company paid its tax accountants $22,000 for preparation of its tax returns. The Company did not seek advice from its independent registered public accounting firm regarding financial information systems design and implementation during Fiscal 2004. The Company did not engage its independent registered public accounting firm during Fiscal 2004 for any other non-audit services.

The following table shows the fees that the Company paid or accrued for the audit and other services provided by GGK or its current tax accountants, Ernst & Young ("E&Y") for Fiscal 2004 and Fiscal 2003.

                           Amount of Fee for
Type of Service     Fiscal 2004          Fiscal 2003
---------------     -----------         --------------

Audit Fees            $50,000              $48,500
Audit-Related Fees      2,000                2,500
Tax Fees               22,000                7,500
All Other Fees              0                    0
                     --------            ---------
Total                 $72,000              $58,500
                     ========               ======

AUDIT FEES. This category includes fees for the audits of the Company's annual financial statements, review of financial statements included in the Company's Form 10-QSB Quarterly
Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

AUDIT-RELATED FEES. This category consists of due diligence in connection with acquisitions, various accounting consultations, and benefit plan audits.

TAX FEES. This category consists of professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.
ALL OTHER FEES. There were no other fees paid or accrued to GGK or E&Y in Fiscal 2004.


AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

Before the independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee.


EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by the Company for its fiscal years ended March 31, 2004, 2003 and 2002 to its Chief Executive Officer and to each of its other executive officers whose compensation exceeded $100,000 on an annual basis (the "Named Executive Officers").

          SUMMARY COMPENSATION TABLE
          ---------------------------------------------
                                                           Long Term
Annual Compensation                                        Compensation
-----------------------------------                        ---------------

                                               Other
Name and                                       Annual
Principal     Fiscal                           Compen-
Position      Year   Salary ($)  Bonus ($)     sation      Options(#)
---------    ------ ----------   ---------     -------     ---------
Richard        2004    41,923(1)       -      2,500(2)          -
S. Kalin,      2003   100,000(1)  50,756      6,000(2)     50,000
Former         2002   118,756(1)   6,636      6,000(2)     25,000
Chairman and
President

David          2004    134,038   51,753      6,000(2)           -
Robbins,       2003    114,712   18,000      6,000(2)      60,000
President      2002    100,000   20,000      6,000(2)      10,000


Dennis         2004     84,781    20,000          -         4,000
Dow,           2003          -         -          -             -
VP-Finance     2002          -         -          -             -


Floyd S.       2004    110,850    58,000      9,000             -
Parin,         2003     58,500    50,000     26,500(3)          -
President      2002          -         -          -             -
of MVS

Donald         2004  115,479           -          -             -
Kilduff,       2003  110,000       5,184          -             -
VP and         2002        -           -          -             -
General
Manager of
Enon


Anthony        2004  110,007      44,300          -         4,000
Pospishil,     2003        -           -          -             -
VP and         2002        -           -          -             -
General
Manager of
Micro-Con
----------------------------

<F1>
(1) Does not include $42,846, $172,067 and $105,800 in legal fees paid to Kalin & Associates, P.C., of which Mr. Kalin was a principal in Fiscal 2004, 2003 and 2002.

<F2>
(2) Expenses relating to furnishing an automobile.

<FN3>
(3) Includes a $9,000 automobile allowance and a $17,500 expense allowance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In November 2003, the Board of Directors authorized the repurchase of 320,000 restricted shares (or approximately 7%) of the outstanding Common Stock from Noelle Kalin, wife of the late Richard S. Kalin, the Company's former Chairman, CEO and President, in a private transaction. The total value of the repurchase was $1.2 million, or $3.75 per share, representing a 49% discount to the closing market price of Micronetics Common Stock on November 5, 2003. In addition, the Estate of Mr. Kalin agreed to terminate the Employment Agreement between the Company and Mr. Kalin. This satisfied all of the Company's obligations to the Estate of Mr. Kalin.


EMPLOYMENT AGREEMENTS

In January 2003, Micro-Con entered into an employment agreement with Anthony Pospishil (the "Agreement") pursuant to which Mr. Pospishil serves as Vice President and General Manager of Micro-Con. The Agreement is for a term of three years, expiring January 19, 2007 and provides for an annual base salary of $110,000. As bonus compensation for the period from January 1, 2003 to December 31, 2003, Mr. Pospishil is entitled to receive ten percent of Micro-Con's pre-tax profits above $75,000 and fifteen percent of Micro-Con's pre-tax profits above $300,000 for such period (the "Regular Bonus"). For each year thereafter that the Agreement is effective, the Board of Directors or the President of Micro-Con agrees to review the performance of Mr. Pospishil and Micro-Con and to develop a new bonus plan for Mr. Pospishil (the "New Bonus Plan"). In establishing the New Bonus Plan, the threshold of the Company's pre-tax profits may be increased, however the New Bonus Plan will be no less than the Regular Bonus.


STOCK OPTION PLANS

On April 14, 1994, the Company adopted the 1994 Stock
Option Plan (the "1994 Plan") and readopted it on July 18, 1995 pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. On January 18, 1996, the Company adopted the 1996 Stock Option Plan (the "1996 Plan") pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. In December 1999 and June 2000, the Board of Directors authorized amendments to the 1996 Plan which were subsequently approved by the Company's Shareholders, to increase the number of shares of Common Stock that may be granted under the 1996 Plan to 900,000 shares. Options granted pursuant to the 1994 Plan and 1996 Plan may be incentive options or non-qualified options as such terms are defined in the Internal Revenue Code of 1986, as amended (The 1994 Plan and the 1996 Plan are referred to collectively as the "Prior Plans").

On October 22, 2003, the Company's shareholders approved the adoption of the 2003 Stock Option Plan (the "2003 Plan") pursuant to which the Company may grant options to purchase up to 900,000 shares of Common Stock plus any shares of Common Stock remaining available for issuance as of July 22, 2003 under the Prior Plans.

The Prior Plans and the 2003 Plan are administered by the Board of Directors or a Committee of the Board of Directors which has the authority to determine the persons to whom the options may be granted, the number of shares of Common Stock to be covered by each option, the time or times at which the options may be granted or exercised and for the most part, the terms and provisions of the options. The exercise price of options granted under the Prior Plans may not be less than the fair market value of the shares of Common Stock on the date of grant (110% of such price if granted to a person owning in excess of ten percent of the Company's securities). Options granted under the Prior Plans and the 2003 Plan may not be granted more than ten years from the date of adoption of each respective Prior Plan, nor may options be exercised more than ten years from the date of grant.

The following table sets forth certain information with respect to the Named Executive Officers who have been granted options to purchase Common Stock during Fiscal 2004:

OPTION GRANTS IN FISCAL 2004

                 Name of        % of Total
                 Securities     Options
                 Underlying     Granted to
                 Options        Employees        Exercise          Expiration
Name             Granted(#)     in Fiscal Year   Price ($/Sh)(1)   Date
------------     ----------     --------------   ---------------   ----------
Dennis Dow      4,000            2.90                  7.12        10/22/08

----------------------

<F1>
(1) Option was granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

The following table sets forth certain information regarding options exercised and exercisable during Fiscal 2004 and the value of the options held as of March 31, 2004 by the Named
Executive Officers.

         AGGREGATED OPTION EXERCISES IN LAST FISCAL
        YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES



                                            Number of
                                            Securities         Value of
                                            Underlying         Unexercised
                                            Unexercised        In-the-Money
           Shares                           Options            Options
           Acquired                         At FYE (#)-        At FYE ($)-
           On            Value              Exercisable/       Exercisable/
Name       Exercise(#)   Realized($)(1)     Unexercisable      Unexercisable(2)
----       -----------   --------------     -------------      -----------------

Floyd S.   10,000          55,850            7,500/2,500         21,563/719
Parin


David      25,000         146,800          37,500/52,500       160,413/219,788
Robbins


Dennis           -                 -       12,000/20,000        41,705/59,195
Dow


Donald           -                 -        5,000/0             17,200/0
Kilduff


Anthony          -                 -       15,000/25,000       50,550/84,250
Pospishil

-------------------------

<F1>
(1) Represents fair market value of the Common Stock at the exercise date minus the exercise price.

<F2>
(2) Represents fair market value of the Common Stock at March
31, 2004 of $7.44 as reported by Nasdaq, less the exercise price.

COMPENSATION OF DIRECTORS

Directors not employed by the Company receive $1,000 per month for their services as a director. During Fiscal 2004, each non-employee director received $7,000 in director fees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of July 29, 2004, the number of shares of Common Stock held of record or beneficially
(i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of the Common Stock, (ii) by each director and
(iii) by all officers and directors as a group:


                        Number of                 Percent of
Name                    Shares Owned              Outstanding Shares
------                  -----------------         ---------------------
Noelle Kalin               827,082(1)              19.82%

David Siegel               153,270(2)               3.47%

Emanuel Kramer             121,270(3)               2.75%

David Robbins              116,782(4)               2.64%

Bjurman, Barry &           267,900(5)               6.12%
Associates

Gerald Y. Hattori                 0                    0

All Officers and            645,093                14.03%
Directors as a group    (2)(3)(4)(6)
(nine persons)
--------------------------------

<F1>
(1) Includes options to purchase an aggregate of 50,000 shares of Common Stock at an exercise price of $8.625 per share.
Also 10,000 shares of Common Stock owned by Ms. Kalin's minor son.

<F2>
(2) Includes 33,050 shares of Common Stock owned of record by RJW Trading Corp., a personal holding company 100% owned by Mr. Siegel and members of his family, 14,970 shares of Common Stock held in his retirement account and options to purchase an aggregate of 40,000 shares of Common Stock at exercise prices ranging from $2.20 to $7.12 per share issuable upon exercise within sixty days.

<F3>
(3) Includes options to purchase an aggregate of 35,000 shares of Common Stock at exercise prices ranging from $2.96 to $7.12 per share issuable upon exercise within sixty days.

<F4>
(4) Includes options to purchase an aggregate of 42,500 shares of Common Stock at exercise prices ranging from $2.20 to $4.625 per share issuable upon exercise within sixty days.

<F5>
(5) Based on information furnished to the Company on Schedule
13G dated June 10, 2003.

<F6>
(6) Includes options to purchase an aggregate of 222,750 shares of Common Stock that are issuable upon exercise within sixty days at an average exercise price of approximately $4.92 per share.


PROPOSAL 2


RAFTIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM


The Audit Committee has reappointed GGK to audit the consolidated financial statements of the Company for Fiscal 2005. GGK has served as the Company's independent registered public accounting firm since Fiscal 2003. A representative from GGK is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Although shareholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of GGK is not approved by a majority of the shares represented at the Meeting, the Company will consider the appointment of other independent registered public accounting firms for Fiscal 2005.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE
"FOR" RATIFICATION OF THE APPOINTMENT OF GGK AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2005.


OTHER MATTERS

The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


SHAREHOLDER'S PROPOSALS

Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 26 Hampshire
Drive, Hudson, NH 03051 on or before May 15, 2005.


By Order of the Board of Directors
/S/Donna M. Hillsgrove

Donna M. Hillsgrove,
Secretary

Dated: September 15, 2004




                                             APPENDIX A
              PROXY

         MICRONETICS, INC.
       26 Hampshire Drive
        Hudson, NH 03051


The undersigned, revoking all proxies, hereby appoints David Siegel and Emanuel Kramer and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Micronetics, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on October 21, 2004, at 11:00 A.M. at the offices of Kalin Levine Weinberg LLC, 494 Eighth Avenue, Suite 800, New York, NY 10001 and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

The undersigned acknowledges receipt of the Notice of Annual
Meeting, Proxy Statement and the Company's 2004 Annual Report.


A. ELECTION OF DIRECTORS

1. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
DIRECTOR NOMINEES.

                     FOR    WITHHOLD

01 David Siegel      [ ]     [ ]

02 Emanuel Kramer    [ ]     [ ]

03 David Robbins     [ ]     [ ]

04 Gerald Y. Hattori [ ]     [ ]


B. ISSUES

2. RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB
KESSLER LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR
THE COMPANY'S FISCAL YEAR ENDING MARCH 31, 2005.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

3. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY
PROPERLY COME BEFORE THE MEETING.

[ ] FOR [ ] AGAINST [ ] ABSTAIN


PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY
PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposals 1, 2 and 3.


Date:               , 2004

----------------------


----------------------------
(Signature)


----------------------------
(Signature, if held jointly)


Where stock is registered in the names
of two or more persons ALL should sign.
Signature(s) should correspond exactly
with the name(s) as shown above. Please
sign, date and return promptly in the
enclosed envelope. No postage need be
affixed if mailed in the United States.


Requests for copies of proxy materials, the Company's Annual Report for its fiscal year ended March 31, 2004 on Form 10-KSB should be addressed to Shareholder Relations, Micronetics, Inc., 26 Hampshire Drive, Hudson, NH 03051. This material will be furnished without charge to any shareholder requesting it.